Supplement to the
Fidelity® Advisor Fifty Fund
Institutional Class
January 29, 2003
Prospectus

The following information replaces the biographical information for J. Fergus Shiel in the "Fund Management" section on page 21.

Jason Weiner is vice president and manager of Advisor Fifty Fund, which he has managed since April 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and manager.

AFIFI-03-01 May 1, 2003
1.749941.106

Supplement to the
Fidelity® Advisor Fifty Fund
Class A, Class T, Class B, and Class C
January 29, 2003
Prospectus

The following information replaces the biographical information for J. Fergus Shiel in the "Fund Management" section on page 24.

Jason Weiner is vice president and manager of Advisor Fifty Fund, which he has managed since April 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and manager.

AFIF-03-01 May 1, 2003
1.749940.107